UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

TELCO CUBA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53157	82-4099651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

454 S Yonge Street, Suite 3A, Ormond Beach, Florida32174

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 305-747-7647

4960 Southwest 52nd Street, #404, Davie, Florida 33314

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	QBAN	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant's Certifying Accountant

On September 1st 2021, the Auditing Committee and chairman of the Board of Directors of Telco Cuba, Inc., a Nevada corporation (the “Company”), approved the engagement of M&K CPAS, PLLC (“MK”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended November 30, 2015, November 30, 2016, and fiscal year 2017 effective immediately, and dismissed RBSM LLP (“RBSM”) as the Company's independent registered public accounting firm.

During the fiscal years ended November 30, 2014, and 2013, and the subsequent interim periods through August 31, 2015, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RBSM’s satisfaction, would have caused RBSM to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S- K. RBSM’s audit reports on the Company’s financial statements for the fiscal years ended November 30, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the audit reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern.

The Company provided RBSM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that RBSM furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of RBSM’s letter dated September 22, 2022, is filed as Exhibit 16.1 hereto.

During the fiscal years ended November 30, 2014, and 2013, and the subsequent interim periods through August 31, 2015, neither the Company nor anyone acting on its behalf has consulted with MK regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that MK concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 8.01 Other Events

As of March 30, 2019, the Company moved its headquarters to 454 S Yonge Street, Ormond Beach, Florida 32174. The Company’s mailing address is 454 S Yonge Street Suite 3A, Ormond Beach, Florida 32174. The Company's main telephone number remains the same, telephone: +1 (305) 747 - 7647.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
16.1	Letter of RBSM LLP dated September 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELCO CUBA, INC.

Date: September 22, 2022	By: /s/ William J Sanchez
Name: William J Sanchez
Title: President, Chairman of the Board, and Chief Financial Officer